UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 26, 2009
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On March 26, 2009, pursuant to the previously announced Agreement and Plan of Merger, Reorganization and Consolidation, dated as of December 19, 2008 (as amended, the “Merger Agreement”), among Noble Corporation, a Cayman Islands Company (“Noble-Cayman”), Noble Corporation, a Swiss corporation (“Noble-Switzerland”), and Noble Cayman Acquisition Ltd., a Cayman Islands company and a wholly-owned subsidiary of Noble-Switzerland (“Noble-Acquisition”), Noble-Cayman merged by way of schemes of arrangement under Cayman Islands law (the “Schemes of Arrangement”) with Noble-Acquisition, with Noble-Cayman as the surviving company (the “Transaction”). Under the terms of the Schemes of Arrangement, each holder of Noble-Cayman ordinary shares outstanding immediately prior to the Transaction received, through an exchange agent, one Noble-Switzerland registered share in exchange for each outstanding Noble-Cayman ordinary share.
     Prior to the Transaction, the Noble-Cayman ordinary shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (the “NYSE”) under the symbol “NE.” As a result of the Transaction, the outstanding Noble-Cayman ordinary shares were exchanged for Noble-Switzerland registered shares. Accordingly, Noble-Cayman requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Form 25 to remove the Noble-Cayman ordinary shares from listing on the NYSE.
     Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Noble-Switzerland registered shares are deemed registered under Section 12(b) of the Exchange Act. The Noble-Switzerland registered shares were approved for listing on the NYSE and began trading under the symbol “NE,” the same symbol under which the Noble-Cayman ordinary shares previously traded, on March 27, 2009.
Item 3.03 Material Modification to Rights of Security Holders.
     The information included under Item 3.01 of this Current Report is incorporated by reference herein.
Item 5.01 Changes in Control of Registrant.
     In the Transaction, each Noble-Cayman ordinary share was canceled, and each holder of Noble-Cayman ordinary shares outstanding immediately prior to the Transaction received, through an exchange agent, one Noble-Switzerland registered share in exchange for each Noble-Cayman ordinary share. The description of the Transaction under Item 3.01 is incorporated by reference herein. As a result of the Transaction, Noble-Cayman became a wholly-owned subsidiary of Noble-Switzerland.

Item 8.01 Other Events
     On March 26, 2009, Noble-Cayman issued a press release announcing that the Grand Court of the Cayman Islands approved the Transaction. The press release is filed as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
2.1	—	Agreement and Plan of Merger, Reorganization and Consolidation, dated as of December 19, 2008, among Noble Corporation, Noble Corporation and Noble Cayman Acquisition Ltd. (filed as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on December 22, 2008 and incorporated by reference herein).

2.2	—	Amendment No. 1 to Agreement and Plan of Merger, Reorganization and Consolidation, dated as of February 4, 2009, among Noble Corporation, Noble Corporation and Noble Cayman Acquisition Ltd. (filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed on February 4, 2009 and incorporated by reference herein).

99.1	—	Press Release dated March 26, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: March 27, 2009	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President and Chief Financial Officer, Treasurer and Controller

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
2.1	—	Agreement and Plan of Merger, Reorganization and Consolidation, dated as of December 19, 2008, among Noble Corporation, Noble Corporation and Noble Cayman Acquisition Ltd. (filed as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on December 22, 2008 and incorporated by reference herein).

2.2	—	Amendment No. 1 to Agreement and Plan of Merger, Reorganization and Consolidation, dated as of February 4, 2009, among Noble Corporation, Noble Corporation and Noble Cayman Acquisition Ltd. (filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed on February 4, 2009 and incorporated by reference herein).

99.1	—	Press Release dated March 26, 2009.